SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                    ----------------------------------------

                                  FORM 8-K / A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 17, 1998



                         HARVEST RESTAURANT GROUP, INC.
                         ------------------------------
             (Exact name of Registrant as specified in its charter)


                                      Texas
                                      -----
                 (State or Other Jurisdiction of Incorporation)


        33-95796                                                 76-0406417
        --------                                                 ----------
(Commission File Number)                                      (I.R.S. Employer
                                                             Identification No.)


1250 N.E. Loop 410, Suite 335, San Antonio, Texas                   78209
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(Address of principal executive offices)                          (Zip code)


       Registrant's telephone number, including area code: (210) 824-2496


                                 Not applicable
                                 --------------
          (former name of former address, if changed since last report)

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                 INFORMATION INCLUDED IN REPORT ON FORM 8-K / A


This amendment is to clarify certain information reported under Item 4. of Form 8-K filed on July 24, 1998. All other information reported under Item 5. of the same Form 8-K remains as originally reported on that date.


Item 4. Changes in Registrant's Certifying Accountant

     Effective July 17, 1998, Akin, Doherty, Klein & Feuge, P.C. ("Akin Doherty" or the "Accountants") resigned as the certifying accountant for Harvest Restaurant Group, Inc. (the "Company"). Due to the pending merger with TRC Acquisition Corporation and the planned relocation of the corporate offices to Atlanta, Georgia as described in Item 5 of the Form 8-K filed on July 24, 1998, the Company does not intend to retain a new independent accountant until after the completion of the merger. It is anticipated that after completion of the merger, TRC's current independent accountants, PricewaterhouseCoopers, LLP, will be retained as the Company's new independent accountants.

     The report of Akin Doherty on the consolidated financial statements of Harvest Restaurant Group, Inc. for the year ended December 28, 1997 contained an explanatory paragraph as to an uncertainty to continue as a going concern. The report for the year ended December 29, 1996 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     There were no disagreements with Akin Doherty during the two years ended December 28, 1997 and December 29, 1996 and the subsequent interim period through the date of their resignation on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     There were no events communicated by Akin Doherty during the two years ended December 28, 1997 and December 29, 1996 and the subsequent interim period through the date of their resignation regarding the following:

     1. That the internal controls necessary for the Company to develop reliable financial statements did not exist.

     2. That information has come to the Accountant's attention that has led it to no longer be able to rely on management's representations or that has made it unwilling to be associated with the financial statements prepared by management.

     3. That the Accountants needed to expand significantly the scope of their audit or that they have become aware of information that if further investigated may materially impact the fairness and reliability of a previously issued audit report or underlying financial statements or cause it to be unwilling to rely on management's representations or be associated with the Company's financial statements.

     4. That information has come to the Accountant's attention that it has concluded materially impacts the fairness or reliability of a previously issued audit report or the underlying financial statements and that due to the Accountant's resignation the issue has not been resolved to the Accountant's satisfaction prior its resignation.

     The Company has requested that Akin Doherty furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is filed as an exhibit to this Form 8-K / A.

     The Company had not previously retained or consulted with any new independent accountant with respect to the application of accounting principles to any transaction, the type of audit opinion that might be rendered on the Company's consolidated financial statements, or as to any matter that was either the subject of a disagreement as defined in 304(a)(1)(iv), or a reportable event (as described in paragraph (a)(1)(iv) of Item 304 Regulation S-K).


Item 7. Financial Statements and Exhibits

Exhibit No.    Title
-----------    -----

16.            Akin,  Doherty,   Klein  &  Fuege,  P.C.,  Letter  on  Change  in
               Certifying Accountant.


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HARVEST RESTAURANT GROUP, INC.
                                           (Registrant)

                                           By: /s/ Joseph Fazzone
                                              ----------------------------------
                                              Joseph Fazzone
Date:  September 4, 1998                      Chief Financial Officer